WB CAPITAL MUTUAL FUNDS

LIQUID ASSETS FUND T, S2 AND I SHARES

Supplement dated January 5, 2008

to the

Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”)

dated July 29, 2008

This supplements and amends the WB Capital Mutual Funds Prospectus and SAI for the Liquid Assets Fund T, S2 and I shares dated July 29, 2008 as previously supplemented and amended.

The Liquid Assets Fund, T, S2 and I shares (the “Fund”) has extended participation in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the United States Department of the Treasury (the “Treasury”). The Program will expire on April 30, 2009, unless further extended by Treasury.

This Supplement should be retained with your Prospectuses

for future reference.